Exhibit 21.1

SUBSIDIARIES

Evergreen Medical Associates II, LLC (Connecticut)
Evergreen Medical Associates, LLC (Connecticut)
Haynes Street Medical Associates II, LLC (Connecticut)
Haynes Street Medical Associates, LLC (Connecticut)
Healthcare Management of America, Inc. (Delaware)
Healthcare Trust of America Holdings, LP (Delaware)
HHC-HTA, LLC (Indiana)
HTA - MOB Acquisition, LLC (Delaware)
HTA - 1060 Day Hill, LLC (Delaware)
HTA - 1080 Day Hill, LLC (Delaware)
HTA - 1092 Madison, LLC (Delaware)
HTA - 1223 Washington, LLC (Delaware)
HTA - 13020 Telecom, LLC (Delaware)
HTA - 2 Northwestern, LLC (Delaware)
HTA - 2750 Monroe, LLC (Delaware)
HTA - 39 Broad Street Parking, LLC (Delaware)
HTA - 39 Broad Street, LLC (Delaware)
HTA - 4 Northwestern, LLC (Delaware)
HTA - 406 Farmington, LLC (Delaware)
HTA - 533 Cottage, LLC (Delaware)
HTA - 560 Cleveland, LLC (Delaware)
HTA - 5995 Plaza Drive, LLC (Delaware)
HTA - 670 Albany, LLC (Delaware)
HTA - 704 Hebron, LLC (Delaware)
HTA - 80 Fisher, LLC (Delaware)
HTA - Academy, LLC (Delaware)
HTA - Acquisition Sub, LLC (Delaware)
HTA - Ahwatukee Foothills, LLC (Delaware)
HTA - Allegheny, LLC (Delaware)
HTA - Amarillo Hospital, LLC (Delaware)
HTA - Augusta SS Hospital, LLC (Delaware)
HTA - Aurora Hospital, LLC (Delaware)
HTA - Austell, LLC (Delaware)
HTA - Austin Diagnostic, LLC (Delaware)
HTA - Avon Hospital, LLC (Delaware)
HTA - AW Florida Medical Center Central, LLC (Delaware)
HTA - AW Florida Medical Center East, LLC (Delaware)
HTA - AW Florida Medical Center Land, LLC (Delaware)
HTA - AW Florida Medical Center Mall, LLC (Delaware)
HTA - AW Florida Medical Center North, LLC (Delaware)

HTA - AW Florida, LP (Delaware)
HTA - AW Hialeah, LLC (Delaware)
HTA - AW North Shore, LLC (Delaware)
HTA - AW Palmetto, LLC (Delaware)
HTA - AW Victor Farris, LLC (Delaware)
HTA - AW, LLC (Delaware)
HTA - Bayboro, LLC (Delaware)
HTA - Bayview, LLC (Delaware)
HTA - Biewind, LLC (Delaware)
HTA - Blue Ridge, LLC (Delaware)
HTA - Bonnie Brae, LLC (Delaware)
HTA - Brandon Medical, LLC (Delaware)
HTA - Brazos Valley I, LLC (Delaware)
HTA - Brier Creek Healthplex, LLC (Delaware)
HTA - Bristol West, LLC (Delaware)
HTA - Bryn Mawr MOB, LLC (Delaware)
HTA - Burleson Hospital, LLC (Delaware)
HTA - Burr Ridge University Medical, LLC (Delaware)
HTA - Calvert, LLC (Delaware)
HTA - Camp Creek III, LLC (Delaware)
HTA - Camp Creek, LLC (Delaware)
HTA - Cannon Park Place, LLC (Delaware)
HTA - Carmel Women's Center, LLC (Delaware)
HTA - Carney MOB, LLC (Delaware)
HTA - Cedar Park MOB 1, LLC (Delaware)
HTA - Cedartown Dialysis, LLC (Delaware)
HTA - Celebration Hospital MOB, LLC (Delaware)
HTA - Central Park, LLC (Delaware)
HTA - Chandler Medical, LLC (Delaware)
HTA - Cherokee Medical Center, LLC (Delaware)
HTA - Chesterfield Rehab Hospital, LLC (Delaware)
HTA - Clearfork MOB, LLC (Delaware)
HTA - Cliff, LLC (Delaware)
HTA - Colleyville Hospital, LLC (Delaware)
HTA - Commons V, LLC (Delaware)
HTA - Corsicana, LLC (Delaware)
HTA - County Line Road, LLC (Delaware)
HTA - Crawfordsville, LLC (Delaware)
HTA - Crossroads, LLC (Delaware)
HTA - Curie, LLC (Delaware)
HTA - Cypress Fairbanks, LLC (Delaware)
HTA - Cypress Station, LLC (Delaware)
HTA - Dallas Admin Bldg, LLC (Delaware)

HTA - Dallas LTAC, LLC (Delaware)
HTA - Dallas Parkway Admin Bldg, LLC (Delaware)
HTA - Dallas SS Hospital, LLC (Delaware)
HTA - Decatur Medical Plaza, LLC (Delaware)
HTA - Denton, LLC (Delaware)
HTA - DePaul Medical Center, LLC (Delaware)
HTA - Des Peres, LLC (Delaware)
HTA - Desert Ridge, LLC (Delaware)
HTA - DFC, LLC (Delaware)
HTA - Diley Ridge, LLC (Delaware)
HTA - Duke Chesterfield Rehab, LLC (Delaware)
HTA - Dupont MOB, LLC (Delaware)
HTA - E Florida LTC, LLC (Delaware)
HTA - East Cooper Medical Arts, LLC (Delaware)
HTA - East Cooper, LLC (Delaware)
HTA - Elms North Charleston, LLC (Delaware)
HTA - Epler Parke Building B, LLC (Delaware)
HTA - Eskenazi Admin Bldg, LLC (Delaware)
HTA - Evansville Annex, LLC (Delaware)
HTA - Evansville Fourth, LLC (Delaware)
HTA - Evansville Gateway, LLC (Delaware)
HTA - Evansville Main, LLC (Delaware)
HTA - Evansville Westside, LLC (Delaware)
HTA - Evergreen 2400, LLC (Delaware)
HTA - Evergreen 2400-2600, LLC (Delaware)
HTA - Evergreen 2600, LLC (Delaware)
HTA - Evergreen 2800, LLC (Delaware)
HTA - Evergreen Plaza, LLC (Delaware)
HTA - Facey Land, LLC (Delaware)
HTA - Facey MOB, LLC (Delaware)
HTA - Fairfax MOB 3, LLC (Delaware)
HTA - Fannin LP, LLC (Delaware)
HTA - Fannin, LLC (Delaware)
HTA - Federal North MOB, LLC (Delaware)
HTA - Fishers Medical Center, LLC (Delaware)
HTA - FL Ortho Institute ASC, LLC (Delaware)
HTA - Forest Park Frisco, LLC (Delaware)
HTA - Fort Road Medical, LLC (Delaware)
HTA - Fort Wayne, LLC (Delaware)
HTA - FP Pavilion, LLC (Delaware)
HTA - FP Tower, LLC (Delaware)
HTA - Gahanna MOB, LLC (Delaware)
HTA - Gallery Medical Member, LLC (Delaware)

HTA - Gallery Medical, LLC (Delaware)
HTA - Gateway 1, LLC (Delaware)
HTA - Gateway 1A, LLC (Delaware)
HTA - Gateway 1B, LLC (Delaware)
HTA - Gateway 1C, LLC (Delaware)
HTA - Gateway 1D, LLC (Delaware)
HTA - Gateway 1D1, LLC (Delaware)
HTA - Gateway 2E, LLC (Delaware)
HTA - Gateway 3F, LLC (Delaware)
HTA - Gateway 4G, LLC (Delaware)
HTA - Gateway Land, LLC (Delaware)
HTA - Gateway Tucson, LLC (Delaware)
HTA - Gaylord, LLC (Delaware)
HTA - Gilbert Health, LLC (Delaware)
HTA - Glendale Memorial, LLC (Delaware)
HTA - Good Sam Cancer Center, LLC (Delaware)
HTA - Good Sam MOB, LLC (Delaware)
HTA - Grand Prairie Hospital, LLC (Delaware)
HTA - Greenville CFM, LLC (Delaware)
HTA - Greenville CHOS, LLC (Delaware)
HTA - Greenville Cleveland Street, LLC (Delaware)
HTA - Greenville Greer MOB A, LLC (Delaware)
HTA - Greenville Greer MOB B, LLC (Delaware)
HTA - Greenville Life Center, LLC (Delaware)
HTA - Greenville Maxwell Pointe, LLC (Delaware)
HTA - Greenville Memorial CTC, LLC (Delaware)
HTA - Greenville Memorial ISB, LLC (Delaware)
HTA - Greenville Memorial MOB, LLC (Delaware)
HTA - Greenville Mills Avenue, LLC (Delaware)
HTA - Greenville Patewood Administration, LLC (Delaware)
HTA - Greenville Patewood MOB A, LLC (Delaware)
HTA - Greenville Patewood MOB B, LLC (Delaware)
HTA - Greenville Patewood MOB C, LLC (Delaware)
HTA - Greenville Travelers Rest, LLC (Delaware)
HTA - Greenville, LLC (Delaware)
HTA - Gunn MOB, LLC (Delaware)
HTA - Gwinnett, LLC (Delaware)
HTA - Hackensack MOB, LLC (Delaware)
HTA - Hamilton Healthcare, LLC (Delaware)
HTA - Hampden Place (Delaware)
HTA - Heart & Family Health, LLC (Delaware)
HTA - Heart Center MOB, LLC (Delaware)
HTA - Heartland Sebring, LLC (Delaware)

HTA - Hillcrest Cancer Center, LLC (Delaware)
HTA - Hillcrest MOB 1, LLC (Delaware)
HTA - Hillcrest MOB 2, LLC (Delaware)
HTA - Hilliard II, LLC (Delaware)
HTA - Hilliard MOB II, LLC (Delaware)
HTA - Hilliard MOB, LLC (Delaware)
HTA - Hilliard, LLC (Delaware)
HTA - Hilton Head, LLC (Delaware)
HTA - Hock Plaza II, LLC (Delaware)
HTA - Holly Springs MOB, LLC (Delaware)
HTA - Holy Family MOB, LLC (Delaware)
HTA - Humble Medical Plaza 1, LLC (Delaware)
HTA - Humble Medical Plaza 2, LLC (Delaware)
HTA - Huntley MOB, LLC (Delaware)
HTA - Independence Medical Village, LLC (Delaware)
HTA - Indianapolis Hospital, LLC (Delaware)
HTA - Jackson's Row, LLC (Delaware)
HTA - Jacksonville, LLC (Delaware)
HTA - Jasper, LLC (Delaware)
HTA - Jewish Hospital MOB, LLC (Delaware)
HTA - Joshua Max Simon MOB, LLC (Delaware)
HTA - Jourdanton Regional MOB, LLC (Delaware)
HTA - Jupiter Medical Center Plaza, LLC (Delaware)
HTA - Jupiter Medical Park West, LLC (Delaware)
HTA - Jupiter Outpatient Center, LLC (Delaware)
HTA - Kapolei Medical Park, LLC (Delaware)
HTA - Keller Medical Center, LLC (Delaware)
HTA - Kendall, LLC (Delaware)
HTA - King Street, LLC (Delaware)
HTA - Kissimmee Hospital MOB, LLC (Delaware)
HTA - Kokomo Medical Office Park, LLC (Delaware)
HTA - Lake Norman, LLC (Delaware)
HTA - Largo Medical Center, LLC (Delaware)
HTA - Lenox Medical Land, LLC (Delaware)
HTA - Lenox Medical, LLC (Delaware)
HTA - Lewisville MOB, LLC (Delaware)
HTA - Liberty Falls Medical Plaza, LLC (Delaware)
HTA - Lima, LLC (Delaware)
HTA - Lima-207, LLC (Delaware)
HTA - Lincoln Medical Center, LLC (Delaware)
HTA - Lincoln Park Boulevard, LLC (Delaware)
HTA - Littleton Hospital, LLC (Delaware)
HTA - Lomita, LLC (Delaware)

HTA - Lone Tree, LLC (Delaware)
HTA - Longview MOB I, LLC (Delaware)
HTA - Longview MOB II, LLC (Delaware)
HTA - Macneal 3300 Oak Park, LLC (Delaware)
HTA - Macneal 3340 Oak Park, LLC (Delaware)
HTA - Macneal Windsor, LLC (Delaware)
HTA - Mansfield Hospital, LLC (Delaware)
HTA - Maple Avenue Investor, LLC (Delaware)
HTA - Maple Avenue, LLC (Delaware)
HTA - Marble Falls MOB, LLC (Delaware)
HTA - Marian Hancock, LLC (Delaware)
HTA - Marian Medical, LLC (Delaware)
HTA - Marietta Health Park, LLC (Delaware)
HTA - Market Exchange, LLC (Delaware)
HTA - Martha Berry Hospital, LLC (Delaware)
HTA - McAuley, LLC (Delaware)
HTA - McKinney POB I, LLC (Delaware)
HTA - McKinney POB II, LLC (Delaware)
HTA - McMullen, LLC (Delaware)
HTA - Medical Center Hays MOB, LLC (Delaware)
HTA - Medical Portfolio 1, LLC (Delaware)
HTA - Medical Portfolio 2, LLC (Delaware)
HTA - Medical Portfolio 2-St. Louis, LLC (Delaware)
HTA - Medical Portfolio 3, LLC (Delaware)
HTA - Medical Portfolio 4, LLC (Delaware)
HTA - Medical Portfolio 4-Parma, LLC (Delaware)
HTA - Medical Portfolio 4-Phoenix, LLC (Delaware)
HTA - Memphis Hospital, LLC (Delaware)
HTA - Mequon MOB, LLC (Delaware)
HTA - Mercy North, LLC (Delaware)
HTA - Mercy South, LLC (Delaware)
HTA - Mercy Springfield MOB, LLC (Delaware)
HTA - Miami Dade Land, LLC (Delaware)
HTA - Middletown, LLC (Delaware)
HTA - Mission MOB 1, LLC (Delaware)
HTA - Mission MOB 2, LLC (Delaware)
HTA - Mission MOB 3, LLC (Delaware)
HTA - Mission MOB Tower, LLC (Delaware)
HTA - Mission MOB, LLC (Delaware)
HTA - MLK MOB, LLC (Delaware)
HTA - Monroeville, LLC (Delaware)
HTA - Morehead MOB, LLC (Delaware)
HTA - Morton MOB, LLC (Delaware)

HTA - Moss Creek, LLC (Delaware)
HTA - Mountain Empire, LLC (Delaware)
HTA - Mountain Plains-TX, LLC (Delaware)
HTA - MPOC, LLC (Delaware)
HTA - Murphy Medical Center, LLC (Delaware)
HTA - Nacogdoches Terrace, LLC (Delaware)
HTA - Nacogdoches Towers, LLC (Delaware)
HTA - Nashoba MOB 1, LLC (Delaware)
HTA - Nashoba MOB 2, LLC (Delaware)
HTA - New Hampton Place MOB, LLC (Delaware)
HTA - North Cypress I, LLC (Delaware)
HTA - North Cypress II, LLC (Delaware)
HTA - North Cypress Towne Lake, LLC (Delaware)
HTA - North Cypress Willowbrook, LLC (Delaware)
HTA - North Fulton MOB 2, LLC (Delaware)
HTA - Northern Berkshire, LLC (Delaware)
HTA - Northglenn Hospital, LLC (Delaware)
HTA - Northmeadow, LLC (Georgia)
HTA - Northpoint Medical Arts, LLC (Delaware)
HTA - Northridge I, LLC (Delaware)
HTA - Northridge II, LLC (Delaware)
HTA - Northwest Medical Park, LLC (Delaware)
HTA - Norwood Cancer Center, LLC (Delaware)
HTA - Norwood MOB, LLC (Delaware)
HTA - Nutfield Professional Center, LLC (Delaware)
HTA - Oklahoma City, LLC (Delaware)
HTA - Orlando Hospital MOB, LLC (Delaware)
HTA - Orlando SS Hospital, LLC (Delaware)
HTA - Overlook, LLC (Delaware)
HTA - Oviedo, LLC (Delaware)
HTA - Oxford MOB, LLC (Delaware)
HTA - Park Plaza, LLC (Delaware
HTA - ParkRidge, LLC (Delaware)
HTA - Patroon Creek, LLC (Delaware)
HTA - Peachtree, LLC (Delaware)
HTA - Pearl Street Medical Center, LLC (Delaware)
HTA - Pearland Broadway, LLC (Delaware)
HTA - Pearland Cullen, LLC (Delaware)
HTA - Penn Ave, LLC (Delaware)
HTA - Phoenix Estrella, LLC (Delaware)
HTA - Phoenix Medical Center, LLC (Delaware)
HTA - Phoenix Paseo, LLC (Delaware)
HTA - Plainfield MOB, LLC (Delaware)

HTA - Plano Pavillion II, LLC (Delaware)
HTA - Polaris MOB, LLC (Delaware)
HTA - Polaris, LLC (Delaware)
HTA - Pomeroy I, LLC (Delaware)
HTA - Pomeroy II, LLC (Delaware)
HTA - Pomeroy, LLC (Delaware)
HTA - Port Arthur, LLC (Delaware)
HTA - Post Oak Centre North, LLC (Delaware)
HTA - Poughkeepsie, LLC (Delaware)
HTA - PPG Portfolio, LLC (Delaware)
HTA - PPG Preferred, LLC (Delaware)
HTA - Presidential, LLC (Delaware)
HTA - Providence, LLC (Delaware)
HTA - Putnam Center, LLC (Delaware)
HTA - Raleigh Medical Center II, LLC (Delaware)
HTA - Raleigh MOB, LLC (Delaware)
HTA - Raleigh, LLC (Delaware)
HTA - Region Health, LLC (Delaware)
HTA - Regional Medical Center MOB, LLC (Delaware)
HTA - Renaissance GP, LLC (Delaware)
HTA - Renaissance LP, LLC (Delaware)
HTA - Renaissance, LLC (Delaware)
HTA - Rex Carey MOB, LLC (Delaware)
HTA - Riverside, LLC (Delaware)
HTA - Rockwall Medical Center, LLC (Delaware)
HTA - Rome Cancer Center, LLC (Delaware)
HTA - Rome Dialysis, LLC (Delaware)
HTA - Rush, LLC (Delaware)
HTA - San Angelo, LLC (Delaware)
HTA - San Martin, LLC (Delaware)
HTA - Santa Fe 1640, LLC (Delaware)
HTA - Santa Fe 440, LLC (Delaware)
HTA - Sapling Grove, LLC (Delaware)
HTA - SC 13041 DWB, LLC (Delaware)
HTA - SC Boswell Medical, LLC (Delaware)
HTA - SC Boswell West, LLC (Delaware)
HTA - SC Cardiac Care, LLC (Delaware)
HTA - SC Eye Institute, LLC (Delaware)
HTA - SC Lakes Club, LLC (Delaware)
HTA - SC Lakes Medical Plaza I, LLC (Delaware)
HTA - SC Lakeview Medical Arts, LLC (Delaware)
HTA - SC Lakeview Plaza Centre, LLC (Delaware)
HTA - SC Royal Oaks, LLC (Delaware)

HTA - Scottsdale, LLC (Arizona)
HTA - SCW Colonnade, LLC (Delaware)
HTA - SCW Granite Valley MOB II, LLC (Delaware)
HTA - SCW Granite Valley MOB, LLC (Delaware)
HTA - SCW Mountain View, LLC (Delaware)
HTA - SCW Webb Medical C, LLC (Delaware)
HTA - SCW Webb Medical A, LLC (Delaware)
HTA - SCW Webb Medical B, LLC (Delaware)
HTA - SCW West Medical Arts, LLC (Delaware)
HTA - Senior Care Portfolio 1, LLC (Delaware)
HTA - Shelby I, LLC (Delaware)
HTA - Shelby II, LLC (Delaware)
HTA - Sierra Tower, LLC (Delaware)
HTA - Sierra Vista, LLC (Delaware)
HTA - Sierra, LLC (Delaware)
HTA - SJ Providence, LLC (Delaware)
HTA - Skylyn, LLC (Delaware)
HTA - Southcrest, LLC (Delaware)
HTA - Southpointe, LLC (Delaware)
HTA - Specialty Center, LLC (Delaware)
HTA - St. Annes MOB 1, LLC (Delaware)
HTA - St. Annes MOB 2, LLC (Delaware)
HTA - St. Catherine MOB 1, LLC (Delaware)
HTA - St. Catherine MOB 2, LLC (Delaware)
HTA - St. Catherine MOB 3, LLC (Delaware)
HTA - St. Elizabeths MOB 1, LLC (Delaware)
HTA - St. Elizabeths MOB 2, LLC (Delaware)
HTA - St. Francis Medical Pavilion, LLC (Delaware)
HTA - St. Lucie Medical Center, LLC (Delaware)
HTA - St. Luke's, LLC (Delaware)
HTA - St. Mary Physician Center, LLC (Delaware)
HTA - St. Pete MOB, LLC (Delaware)
HTA - Stetson Medical Center, LLC (Delaware)
HTA - Steward Guild, LLC (Delaware)
HTA - Sugar Land, LLC (Delaware)
HTA - Summerville Dialysis, LLC (Delaware)
HTA - Sun City, LLC (Delaware)
HTA - Sunrise, LLC (Delaware)
HTA - Sunset, LLC (Delaware)
HTA - SWC, LLC (Delaware)
HTA - Tallahassee SS Hospital, LLC (Delaware)
HTA - Taylor Station, LLC (Delaware)
HTA - Temple Bone & Joint, LLC (Delaware)

HTA - Thunderbird Medical, LLC (Delaware)
HTA - Tides Medical Arts Center, LLC (Delaware)
HTA - Tower Road, LLC (Delaware)
HTA - Triad, LLC (Delaware)
HTA - TriHealth Rehabilitation Hospital, LLC (Delaware)
HTA - Trilogy Center I, LLC (Delaware)
HTA - Triumph, LLC (Delaware)
HTA - Tryon Office Center, LLC (Delaware)
HTA - Tucson Medical Office, LLC (Delaware)
HTA - Tupper, LLC (Delaware)
HTA - Underhill, LLC (Delaware)
HTA - University Place MOB, LLC (Delaware)
HTA - VA Sunrise MOB, LLC (Delaware)
HTA - VA Tampa MOB, LLC (Delaware)
HTA - Vista Professional Center, LLC (Delaware)
HTA - Washington Medical Arts I Fee, LLC (Delaware)
HTA - Washington Medical Arts I, LLC (Delaware)
HTA - Washington Medical Arts II Fee, LLC (Delaware)
HTA - Washington Medical Arts II, LLC (Delaware)
HTA - Water Tower MOB, LLC (Delaware)
HTA - Wellington, LLC (Delaware)
HTA - Wesley Chapel MOB, LLC (Delaware)
HTA - Westchester 210, LLC (Delaware)
HTA - Westchester 220-230, LLC (Delaware)
HTA - Westchester 244, LLC (Delaware)
HTA - Western Ridge MOB II, LLC (Delaware)
HTA - Westminster Hospital, LLC (Delaware)
HTA - Wisconsin MOB 2, LLC (Delaware)
HTA - Wisconsin MOB Portfolio, LLC (Delaware)
HTA - Woodburn, LLC (Delaware)
HTA - YLW New Haven, LLC (Delaware)
HTA Tenant Services TRS, Inc. (Delaware)
North Cypress I Land, LLC (Delaware)
North Cypress II Land, LLC (Delaware)
Plan B MOB, LP (Texas)
Renaissance Venture, LP (Delaware)
SMCMOB II, LLC (Alabama)
SMCMOB, LLC (Alabama)
Walker Med Tower, LLC (Alabama)